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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated May 29, 2001, included in this Form 11-K, into Fifth Third Bancorp's previously filed Form S-8 Registration Statement File No. 333-63518.

/s/ Arthur Andersen LLP

Chicago, Illinois
June 28, 2001